SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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Notify Technology Corporation

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Notes:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

NOTIFY TECHNOLOGY CORPORATION

To All Shareholders:

The 2004 Annual Meeting of the Shareholders of Notify Technology Corporation (the “Company”) will be held at the offices of Notify Technology Corporation located at 1054 S. De Anza Blvd., Suite #105, San Jose, California 95129 on March 17, 2004 at 10:00 a.m., to act on the following matters:

(1)	To elect six persons to the Company’s Board of Directors;

(2)	To ratify the appointment of Burr, Pilger & Mayer LLP as the Company’s independent auditors for the fiscal year ending September 30, 2004; and

(3)	To act on such other matters as may properly come before the meeting or any adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders who owned the Company’s Common Stock or Series A Preferred Stock at the close of business on January 30, 2004 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to submit your proxy as promptly as possible according to the enclosed instructions, whether or not you plan to attend the meeting. Any shareholder attending the Annual Meeting may vote in person even if he or she submitted a proxy.

By Order of the Board of Directors of
NOTIFY TECHNOLOGY CORPORATION

By:	Gerald W. Rice
Secretary

Dated: February 17, 2004

NOTIFY TECHNOLOGY CORPORATION

PROXY STATEMENT FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

General

The enclosed Proxy is solicited on behalf of the Board of Directors of Notify Technology Corporation (the “Company”) for use at the Annual Meeting of Shareholders to be held on March 17, 2004 at 10:00 a.m., local time (the “Annual Meeting”), or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company’s principal offices located at 1054 S. De Anza Boulevard, Suite 105, San Jose, California 95129. The telephone number at that address is (408) 777-7920.

These proxy solicitation materials were mailed on or about February 17, 2004 to all shareholders entitled to vote at the Annual Meeting.

The Company has adopted a procedure called “householding,” which has been approved by the Securities and Exchange Commission. Under this procedure, the Company is delivering only one copy of the annual report and proxy statement to multiple shareholders who share the same address and have the same last name, unless the Company has received contrary instructions from an affected shareholder. This procedure reduces the Company’s printing costs, mailing costs, and fees. Shareholders who participate in householding will continue to receive separate proxy cards.

The Company will deliver promptly upon written or oral requested a separate copy of the annual report and the proxy statement to any shareholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the annual report or proxy statement, you may write or call the Company’s Chief Financial Officer at the address or telephone number noted above.

Record Date and Shares Outstanding

Shareholders who owned the Company’s Common Stock and Series A Convertible Redeemable Preferred Stock at the close of business on January 30, 2004 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. At the record date, 4,599,800 shares of the Company’s Common Stock (the “Common Stock”) were issued and outstanding and 461,000 shares of the Company’s Series A Convertible Redeemable Preferred Stock (the “Preferred Stock”) entitled to a total of 4,610,000 votes on an as-converted-to-common-stock basis were issued and outstanding.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attn: Corporate Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The mere presence at the Annual Meeting of the shareholder who has appointed a proxy will not revoke the prior appointment.

Voting Procedures

General.    Your shares will be voted in accordance with the instructions you indicate when you submit your proxy. If you submit a proxy, but do not indicate your voting instructions, your shares will be voted as follows:

•	FOR the election of the director nominees listed in this proxy statement;

•	FOR the ratification of the Company’s appointment of Burr Pilger & Mayer LLP as independent auditors for the fiscal year ending September 30, 2004; and

•	At the discretion of the proxy holders, upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Voting by Mail.    By signing and returning the enclosed proxy card according to the instructions provided, you are enabling the individuals named on the proxy card, known as “proxies,” to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way your shares will be voted even if you are unable to attend the meeting.

Voting by Telephone.    You may be able to vote by telephone. If so, instructions are included with your proxy card. If you vote by telephone, you do not need to complete and mail your proxy card.

Voting on the Internet.    You may be able to vote on the Internet. If so, instructions are included with your proxy card. If you vote on the Internet, you do not need to complete and mail your proxy card.

Voting in Person at the Meeting.    If you plan to attend the annual meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the shareholder of record, and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name. In that case, and if you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote these shares.

Voting and Solicitation

Each share of Common Stock outstanding on the Record Date entitles its owner to one vote on all matters. Each share of Preferred Stock outstanding on the Record Date entitles its owner to ten (10) votes on all matters, which is equal to the number of shares of Common Stock into which one share of Preferred Stock is convertible. With respect to the election of directors, every shareholder voting at the election of directors may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder’s shares are entitled, or distribute the shareholder’s votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than six candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder’s votes. On all other matters, each share of Common Stock has one vote and each share of Preferred Stock has ten (10) votes.

The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, telefax or telegram. The Company may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to shareholders.

Quorum; Abstentions; Broker Non-votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares issued and outstanding on the Record Date, calculated on an as-converted-to-Common-Stock basis. Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares “represented and voting” at the Annual Meeting (the “Votes Cast”) with respect to such matter.

While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

Deadlines for Submission of Shareholder Proposals for 2005 Annual Meeting

Requirements for Shareholder Proposals to be Considered for Inclusion in Proxy Materials.    Shareholders of the Company are entitled to present proposals for consideration at forthcoming shareholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission or the Bylaws of the Company. Shareholders who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Company’s 2005 Annual Shareholder Meeting must submit such proposal to the Company by October 20, 2004. The submission of a proposal does not guarantee that it will be included in the Company’s proxy statement or proxy.

Requirements for Shareholder Proposals not to be Included in Proxy Materials.    Shareholders who wish to present a proposal at an annual meeting of shareholders that is not intended to be included in the proxy materials relating to such meeting may do so by complying with the applicable provisions of the Company’s Bylaws. The Company’s Bylaws provide that all business that can be conducted at the meeting must be properly brought before the meeting. To be properly brought before an annual meeting, business must be: (a) as specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. Business to be brought before the meeting by a shareholder shall not be considered properly brought if the shareholder has not given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder’s notice must be delivered to the principal executive offices of the Company not less than forty five (45) days prior to the date on which the Company first mailed proxy materials for the prior year’s annual meeting; provided, however, that if the Company’s annual meeting of shareholders occurs on a date more than thirty (30) days earlier or later than the Company’s prior year’s annual meeting, then the Company’s Board of Directors shall determine a date a reasonable period prior to the Company’s annual meeting of shareholders by which date the shareholders notice must be delivered and publicize such date in a filing pursuant to the Securities Exchange Act of 1934, as amended, or via press release. Such publication shall occur at least ten (10) days prior to the date set by the Board of Directors. A shareholder’s notice to the Secretary shall set forth, as to each matter, what the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the shareholder proposing such business, (iii) the class and number of shares of the Company, which are beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business, and (v) any other information that is required by law to be provided by the shareholder in his capacity as proponent of a shareholder proposal. In order to be timely for the 2005 Annual Shareholder Meeting, a shareholder’s notice must be delivered to the Company by January 3, 2005.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees and Vote Required

A board of six (6) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below, all of whom are presently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The six nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

The names of the nominees, and certain information about them as of the record date, are set forth below.

Name of Nominee	Age	Position	Director Since
Paul F. DePond	50	President, Chief Executive Officer and Chairman of the Board of Directors of the Company	1994
Michael K. Ballard	48	Director	1995
Harold S. Blue	42	Director	2001
David A. Brewer	51	Director	2000
Andrew H. Plevin	40	Director	1998
Inder Tallur	39	Director	2003

Paul F. DePond, our founder, has served as our President, Chief Executive Officer and Chairman of our Board of Directors since our inception in August 1994. From September 1992 through May 1994, Mr. DePond served as Vice President of Corporate Marketing at Telebit Corporation, a supplier of high speed modems and dialup remote access products. From January 1991 through September 1992, Mr. DePond served as Vice President of Marketing at Alantec Corporation, a manufacturer of networking products.

Michael K. Ballard has served as one of our directors since January 1995. Mr. Ballard is currently serving as VP Finance and CFO at FoodSwing Inc. a private label specialty food producer based in Nyack, NY. Since September 1996, Mr. Ballard has also been the President of Savannah Chanelle Vineyards, Inc. and since 1998, Mr. Ballard has been a partner of Aragon Ventures LLC, a private equity investment firm. From September 1999 to November 2000, he served as President and Chief Executive Officer of e-lingo Corporation, an Internet translation infrastructure company, and from June 1996 to October 1997, he served as a Division Director for Cisco Systems, Inc.

Harold S. Blue has served as one of our directors since July 2001. Since January 2001, Mr. Blue became a partner of Commonwealth Group Holding, Inc., an investment and merchant bank . Since January 2002, Mr. Blue has served as partner and President of Commonwealth Group Holding, Inc. From February 1993 to December 2000, Mr. Blue served as Chairman and CEO of ProxyMed, Inc., a healthcare information systems company. From 1990 to 1993, Mr. Blue was founder and CEO of Health Services, Inc., a physician practice management company, which was sold to InPhyNet Medical Management, Inc. From 1984 to 1988, Mr. Blue was the founder and President of Best Generics, a generic pharmaceutical distributor, which was sold to IVAX Corporation in 1988 at which time Mr. Blue joined IVAX as a director. From 1979 to 1984 he was the founder and CEO of Budget Drugs, a pharmacy chain in South Florida. In addition to being a director of the Company, Mr. Blue serves on the Board of Directors of EB2B Commerce, Inc., and Commonwealth Group Holding, Inc., which is the general partner of Commonwealth Associates, L.P. Mr. Blue was nominated for election to, and serves on the Board of Directors pursuant to provisions of that certain placement agency agreement between the Company and Commonwealth Associates, L.P., dated as of April 25, 2001 and amended as of July 11, 2001. The provision provides that Commonwealth Associates, L.P. shall have the right to designate two directors of the Company’s Board of Directors until less than 100,000 shares of the Company’s Series A Preferred Stock sold in the Company’s July 2001 private placement are outstanding.

David A. Brewer has served as one of our directors since February 2000. Since January 1999, Mr. Brewer has served as general manager for Aragon Ventures LLC, a private equity investment firm. Mr. Brewer has been Chairman of the End Poverty Foundation, a charity organization, since January 2001. From November 1999 to present, Mr. Brewer has served as Chief Executive Officer of Explore Holdings LLC, a private equity investment firm, and from July 1995 to present he has served as a managing member of Inktomi LLC, an internet research company. From September 1996 to December 1998, Mr. Brewer served as President, Chief Executive Officer and director of Explore Technologies, Inc., an educational toy manufacturer. From February 1996 to May 1996, Mr. Brewer served as President, Chief Executive Officer, Chief Financial Officer and director of Inktomi Corporation, an internet software developer. Mr. Brewer was nominated for election to our Board of Directors pursuant to a requirement contained in that certain securities purchase agreement between us and Mr. Brewer dated March 4, 1999.

Andrew H. Plevin has served as one of our directors since February 1998. Since September 2000, he has served as managing partner of Carnegie Hill Venture Partners, a private equity investment firm. From November 1997 to August 2000, Mr. Plevin served as President, Chief Executive Officer and Chief Financial Officer of Core Software Technology, Inc.

Inder Tallur has served as one of our directors since November 2003. He is a Partner of ComVest Investment Partners. Mr. Tallur joined Commonwealth in 1995 and was Director of Research for four years, following the internet and e-commerce sectors. Prior to Commonwealth, he spent five years in the telecommunications and computer industry with companies including Digital Equipment Corporation and HCL-HP India, a subsidiary of Hewlett Packard. Mr. Tallur received a BE in electronics from Visvesvaraya Regional College of Engineering, Nagpur, India in 1987. He also received an MBA from Tulane University’s A.B. Freeman School of Business in 1994 and an MS in finance from Boston College in 1995. Mr. Tallur was nominated for election to, and serves on the Board of Directors pursuant to provisions of that certain placement agency agreement between the Company and Commonwealth Associates, L.P. dated as of April 25, 2001 and amended as of July 11, 2001. The provision provides that Commonwealth Associates, L.P. shall have the right to designate two directors of the Company’s Board of Directors until less than 100,000 shares of the Company’s Series A Preferred Stock sold in the Company’s July 2001 private placement are outstanding.

Board Meetings and Committees

The Board of Directors of the Company held a total of nine meetings during fiscal 2003. No director attended fewer than 75% of such meetings or of committee meetings held while such director was a member of the Board or of a committee, except for Mr. Michael Ballard who attended 71% of such meetings. The committees of the Board of Directors include an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing similar functions. All of the members of the Company’s Board of Directors participate in the consideration of nominations for the election of directors.

The Audit Committee of the Board of Directors consists of Messrs. Ballard, Brewer, and Plevin and held four meetings during fiscal 2003. The Audit Committee recommends engagement of the Company’s independent auditors, approves services performed by such auditors and reviews and evaluates the Company’s accounting system and its system of internal accounting controls. The Audit Committee has adopted a written charter, which is attached to this proxy statement as Annex A. Each member of our Audit Committee is “independent” as defined under the National Association of Securities Dealers’ listing standards. The Board of Directors has designated Mr. Brewer as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B promulgated by the Securities and Exchange Commission.

The Compensation Committee of the Board of Directors consists of Messrs. Ballard, Brewer, and Plevin and held one meeting during fiscal 2003. Mr. DePond was a member of the Compensation Committee until his resignation in November 2002, when Messrs. Ballard and Brewer replaced him. The Compensation Committee reviews and administers the compensation of the officers of the Company and administers the Company’s 1997 Stock Plan.

The Board of Directors believes that it is appropriate not to have a nominating committee because a large percentage of the Company’s outstanding capital stock is held by shareholders who currently have a representative on the Board of Directors and who would otherwise be able to control the election of new directors. There is no current proposal or intention to expand the size of the Company’s Board of Directors. Shareholders of the Company may submit nominations for election to the Board of Directors provided that they comply with the notice requirements described under the caption “Deadline for Submission of Shareholder Proposals for 2005 Annual Meeting.”

The Board of Directors does not currently have a process in place for the shareholders of the Company to send communications to the Board of Directors. The Board of Directors intends to adopt such a process in the near future.

The Company does not currently have a policy regarding the attendance of directors at annual shareholder meetings. None of the directors of the Company were in attendance at the 2003 Annual Shareholder Meeting.

Compensation of Directors

The Company’s directors do not currently receive any cash compensation for service on the Company’s Board of Directors or any committee thereof. Directors are eligible for option grants under the Company’s 1997 Stock Plan.

Vote Required

If a quorum is present and voting, the six nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting and the total number of Votes Cast with respect to a nominee. Accordingly, abstentions will have the same effect as a vote against the nominee. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a nominee.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE ABOVE CANDIDATES FOR THE COMPANY’S BOARD OF DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Subject to the ratification by the shareholders, our audit committee has appointed Burr, Pilger & Mayer LLP, independent public auditors to serve for the fiscal year ending September 30, 2004.

As indicated below, the Board of Directors recommends that the shareholders vote for ratification of the appointment of Burr, Pilger & Mayer LLP as the Company’s independent auditors to audit the financial statements for the Company for the fiscal year ending September 30, 2004. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Even if the selection of independent auditors is ratified by our shareholders, the audit committee may, in its discretion, direct the appointment of a different independent accounting firm at any time during the year if it feels that such a change would be in the best interests of the Company and its shareholders.

Representatives of Burr, Pilger & Mayer LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the Votes Cast will be required to ratify the appointment of Burr, Pilger & Mayer LLP as the Company’s independent auditors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF BURR, PILGER & MAYER LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

AUDIT DISCLOSURE

Change in Independent Auditor

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 22, 2003, on January 16, 2003 the Company dismissed its independent auditor, Ernst & Young LLP, and appointed Burr, Pilger & Mayer LLP as its new independent auditor. These actions were approved by the Company’s Board of Directors upon the recommendation of its Audit Committee.

Ernst & Young’s report on the Company’s financial statements for the two fiscal years ended September 30, 2002 and September 30, 2001, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, or, with respect to the year ended September 30, 2001, modified for uncertainty. Ernst & Young’s report on the Company’s financial statements for the fiscal year ended September 30, 2002, did contain a going concern uncertainty modification. During the Company’s two most recent fiscal years and through January 16, 2003, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its report. None of the reportable events described under Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the two fiscal years of the Company ended September 30, 2002 and September 30, 2001, or within the interim period through January 16, 2003. Ernst & Young’s letter to the Securities and Exchange Commission stating its agreement with the statements in this paragraph is filed as Exhibit 16 to the Company’s Current Report on Form 8-K, dated January 22, 2003. Representatives of Ernst & Young LLP are not expected to be present at the Annual Meeting.

During the two most recent fiscal years of the Company ended September 30, 2003, the Company did not consult Burr, Pilger & Mayer LLP regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Audit Committee Report

The following report of the audit committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this information be incorporated by reference by any general statement incorporating by reference this proxy into any filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference in such filing.

The following is the audit committee’s report submitted to the Board of Directors for the fiscal year ended September 30, 2003.

The audit committee of the Board of Directors has:

•	reviewed and discussed the Company’s audited financial statements for the fiscal year ended September 30, 2003 with the Company’s management;

•	discussed with Burr Pilger & Mayer LLP, the Company’s independent auditors for the year ended September 30, 2003, the materials required to be discussed by Statement of Auditing Standard 61;

•	reviewed the written disclosures and the letter from Burr Pilger & Mayer LLP required by Independent Standards Board No. 1 and has discussed with Burr Pilger & Mayer LLP its independence; and

•	considered whether the provision of non-audit services as noted in this Proxy Statement under the caption “Fees Billed to the Company by Burr Pilger & Mayer LLP during Fiscal 2003” is compatible with maintaining Burr Pilger & Mayer LLP’s independence and has determined that such provision of non-audit services is compatible.

Based on the foregoing review and discussion, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 2003 Annual Report on Form 10-KSB and appointed Burr, Pilger & Mayer LLP to serve as the Company’s independent auditors for the year ending September 30, 2004.

AUDIT COMMITTEE

David A. Brewer

Michael K. Ballard

Andrew H. Plevin

Fees Billed to the Company by Burr Pilger & Mayer LLP During Fiscal 2003

Audit Fees:

Audit fees billed to the Company by Burr Pilger & Mayer LLP during the Company’s 2003 fiscal year for review of the Company’s annual financial statements and those financial statements included in the Company’s quarterly reports on Form 10-QSB totaled $49,315.00.

Financial Information Systems Design and Implementation Fees:

The Company did not engage Burr Pilger & Mayer LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended September 30, 2003.

All Other Fees:

Fees billed to the Company by Burr Pilger & Mayer LLP during the Company’s 2003 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $1,725.00.

Fees Billed to the Company by Ernst & Young LLP During Fiscal 2003

Audit Fees:

Audit fees billed to the Company by Ernst & Young LLP during the Company’s 2003 fiscal year for review of the Company’s annual financial statements and those financial statements included in the Company’s quarterly reports on Form 10-QSB totaled $1,000.00.

Financial Information Systems Design and Implementation Fees:

The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended September 30, 2003.

All Other Fees:

Fees billed to the Company by Ernst & Young LLP during the Company’s 2003 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $20,370.00.

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES

The following table sets forth information for the three most recently completed fiscal years concerning the compensation of (i) the Chief Executive Officer and (ii) all other executive officers of the Company who earned over $100,000 in salary and bonus in the fiscal year ended September 30, 2003 (together the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Annual Compensation				Long-Term Compensation			All Other Compensation ($)(1)
					Awards		Payouts
	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options (#)	LTIP Payouts ($)
Paul F. DePond Chief Executive Officer	2003 2002 2001	$224,485 208,284 184,424	$10,000 22,500 —	— — —	— — —	400,000 150,000 650,000	— — —	$15,046 12,001 8,993

Gaylan I. Larson(2) Vice President, Operations	2003 2002 2001	$121,238 90,837 102,633	$7,500 10,000 —	— — —	— — —	125,000 50,000 200,000	— — —	$16,983 11,251 12,787

Gerald W. Rice Chief Financial Officer	2003 2002 2001	$165,576 150,653 134,573	$7,500 — —	— — —	— — —	125,000 50,000 160,000	— — —	$16,934 9,840 11,237

Rhonda Chicone-Shick Vice President, R&D	2003 2002 2001	$100,375 98,193 77,176	$2,500 — —	— — —	— — —	150,000 50,000 150,000	— — —	$1,756 1,047 2,186

(1)	Represents payments of health insurance premiums on behalf of the Named Executive Officers.
(2)	Mr. Larson works on a part-time basis.

The following tables set forth certain information for the Named Executive Officers with respect to grants and exercises in fiscal 2003 of options to purchase Common Stock of the Company:

Option Grants in Last Fiscal Year

Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
Paul F. DePond	400,000	33.0%	$0.25	8/5/13
Gaylan I. Larson	125,000	10.4%	$0.25	8/5/13
Gerald W. Rice	125,000	10.4%	$0.25	8/5/13
Rhonda Chicone-Shick	150,000	12.5%	$0.25	8/5/13

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Paul F. DePond	—	—	681,944	568,056	11,111	388,889
Gaylan I. Larson	—	—	260,416	164,594	3,472	121,528
Gerald W. Rice	—	—	220,416	164,584	3,472	121,528
Rhonda Chicone-Shick	—	—	171,320	203,680	4,167	145,833

Employment Agreements and Change-in-Control Arrangements

In December 1996, we entered into an employment agreement with Paul F. DePond. The agreement, as amended from time to time, provided for an initial base annual salary of $130,000, which subsequently increased to $150,000 thirteen months following our initial public offering, to $175,000 in February 2000, to $200,000 in October 2001 and to $225,000 in January 2003. Mr. DePond is eligible for a $50,000 bonus contingent upon our attainment of certain performance milestones.

In the event that the Company terminates Mr. DePond without cause within twelve (12) months following a change in control, Mr. DePond is entitled to receive severance compensation equal to a continuation of his salary for a period of twelve (12) months. In the event that the Company terminates Mr. DePond without cause apart from a change of control, Mr. DePond is entitled to receive severance compensation equal to a continuation of his salary for a period of three (3) months. Mr. DePond is not entitled to severance compensation in the event of a termination for cause or voluntary resignation. In the event of a termination due to disability, Mr. DePond is entitled to receive only those severance or disability benefits as are established under the Company’s then existing severance and benefits plans and policies.

In December 1996, we entered into an employment agreement with Mr. Rice that provided for an initial base annual salary of $105,000. Mr. Rice’s base salary increased to $130,000 in February 2000, to $150,000 October 2001 and to $170,000 in January 2003. Under the agreement, Mr. Rice is eligible to receive annual bonuses based on an earnings target approved by our Board of Directors. In November 2002, we entered into an employment agreement with Mr. Larson that provides that Mr. Larson will be paid an initial base annual salary of $96,000 and that Mr. Larson will work a minimum of 24 hours per week.

In the event that the Company terminates Messrs. Larson or Rice without cause within twelve (12) months following a change in control, Messrs. Larson and Rice will be entitled to receive severance compensation equal to a continuation of his salary for a period of six (6) months. In the event that the Company terminates Mr. Larson without cause apart from a change of control, Mr. Larson is entitled to receive severance compensation equal to a continuation of his salary for a period of three (3) months. In the event that the Company terminates Mr. Rice without cause apart from a change of control, Mr. Rice is entitled to receive severance compensation equal to a continuation of his salary for a period of six (6) months. Messrs. Larson and Rice are not entitled to severance compensation in the event of a termination for cause or voluntary resignation. In the event of a termination due to disability, the terminated officer is entitled to receive only those severance or disability benefits as are established under the Company’s then existing severance and benefits plans and policies.

The foregoing agreements define a “change in control” as (i) the acquisition of more than 30% of our voting securities by any person or group; (ii) a change in a majority of our Board of Directors occurring within a two year period; or (iii) the approval by our shareholders of a transaction which would result in a transfer of more than 50% of our voting power provided, however, that a public offering of our common stock does not constitute a change in control. The agreements define “cause” as an act of dishonesty in connection with employment; a conviction of a felony that will detrimentally affect our reputation or business; willful and gross misconduct injurious to us; and continued and willful failure to perform duties. The agreements define “disability” as the inability to perform duties under the agreement due to mental or physical illness determined to be total and permanent by a physician.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding beneficial ownership of our common stock and our Series A Preferred Stock as of January 1, 2004, by (i) each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of that class of our stock, (ii) each of our directors, (iii) each of the executive officers, and (iv) all directors and executive officers as a group.

These tables are based on information provided to us or filed with the SEC by our directors, executive officers and principal shareholders. Unless otherwise indicated, the address for each shareholder listed in the following tables is c/o Notify Technology Corporation, 1054 S. De Anza Blvd., Suite 105, San Jose, California 95129.

COMMON STOCK

Name and Address of Beneficial Owner	Common Shares Beneficially Owned
	Number(1)	Percentage(1)
Michael S. Falk(2) c/o Commonwealth Associates, L.P. 830 Third Avenue New York, NY 10022	2,990,434	39.4%

ComVest Management LLC(3) c/o Commonwealth Associates, L.P. 830 Third Avenue New York, NY 10022	2,357,801	33.9

ComVest Venture Partners, LP(4) c/o Commonwealth Associates, L.P. 830 Third Avenue New York, NY 10022	2,357,801	33.9

David A. Brewer(5)	1,232,801	26.5

Robert Priddy(6) c/o Commonwealth Associates, L.P. 830 Third Avenue New York, NY 10022	1,350,000	22.7

RMC Capital, LLC(7) c/o Commonwealth Associates, L.P. 830 Third Avenue New York, NY 10022	1,350,000	22.7

Paul F. DePond(8)	1,146,217	18.0

Commonwealth Associates Management Company, Inc.(9) c/o Commonwealth Associates, L.P. 830 Third Avenue New York, NY 10022	483,421	9.5

Commonwealth Associates, L.P.(10) 830 Third Avenue New York, NY 10022	483,421	9.5

Gaylan I. Larson(11)	370,618	7.6

Andrew Plevin(12)	160,736	3.5

Gerald W. Rice(13)	283,814	5.8

Rhonda Chicone-Shick(14)	241,180	5.0

Michael Ballard(15)	124,781	2.7

Harold S. Blue(16)	49,915	1.1

Inder Tallur	—	*

All directors and executive officers as a group (9 persons)	3,415,238	53.1

*	less than 1%
(1)	Applicable percentage of ownership is based on 4,599,800 shares of our common stock outstanding as of January 1, 2004, together with applicable options, warrants or convertible Series A Preferred Stock for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission, and includes voting and investment power with respect to shares. Shares of common stock (i) issuable upon exercise of options or warrants that are currently exercisable or are exercisable within 60 days after January 1, 2004, or (ii) issuable upon conversion of Series A Preferred Stock that is currently convertible or is convertible within 60 days after January 1, 2004, are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or Series A Preferred Stock, but are not deemed outstanding for computing the percentage of any other shareholder.
(2)	Consists of (i) 2,357,801 shares issuable to ComVest Venture Partners, LP, (ii) 483,421 shares issuable to Commonwealth Associates, L.P. and (iii) 149,214 shares issuable to Mr. Falk upon the conversion and exercise of the Series A Preferred Stock and warrants that are issuable upon the exercise of an option to purchase 1.105267 units, in which each unit consists of 10,000 shares of Series A Preferred Stock and a warrant to purchase 35,000 shares of common stock (a “Preferred Unit”). Mr. Falk is a manager of ComVest Management LLC, which is the general partner of ComVest Venture Partners, LP, and a director of Commonwealth Associates Management Company, Inc., which is the general partner of Commonwealth Associates, L.P. Mr. Falk shares voting and dispositive power over the shares held by ComVest Venture Partners, LP and Commonwealth Associates, L.P.
(3)	Consists of 2,357,801 shares issuable to ComVest Venture Partners, LP. ComVest Management LLC is the general partner of ComVest Venture Partners, LP and shares voting and dispositive power over the shares held by ComVest Venture Partners, LP.
(4)	Consists of (i) 608,151 shares issuable upon exercise of warrants, (ii) 1,400,000 shares issuable upon conversion of 140,000 shares of Series A Preferred Stock and (iii) 349,650 shares issuable upon the conversion and exercise of the Series A Preferred Stock and warrants that are issuable upon exercise of an option to purchase 2.59 Preferred Units.
(5)	Includes (i) 40,000 shares issuable upon exercise of options, (ii) 7,201 shares of common stock owned by New Madrone Fund, Inc., of which Mr. Brewer is a shareholder and (iii) 3,500 shares of common stock issuable upon exercise of warrants owned by JEB Associates, of which Mr. Brewer is a shareholder.
(6)	Includes 1,350,000 shares issuable to RMC Capital, LLC. Mr. Priddy is a manager of RMC Capital, LLC and shares voting and dispositive power over these shares.
(7)	Includes 1,000,000 shares issuable upon conversion of 100,000 shares of Series A Preferred Stock and 350,000 shares issuable upon exercise of warrants.
(8)	Includes 827,778 shares issuable upon exercise of options.
(9)	Consists of 483,421 shares issuable to Commonwealth Associates, L.P. Commonwealth Associates Management Company, Inc. is the general partner of Commonwealth Associates, L.P. and shares voting and dispositive power over the shares held by Commonwealth Associates, L.P.
(10)	Includes 483,421 shares issuable upon the conversion and exercise of the Series A Preferred Stock and warrants that are issuable upon the exercise of an option to purchase 3.580907 Preferred Units.
(11)	Includes 298,611 shares issuable upon exercise of options.
(12)	Includes 50,000 shares issuable upon exercise of options.
(13)	Includes 258,611 shares issuable upon exercise of options.
(14)	Includes 241,180 shares issuable upon exercise of options.
(15)	Includes 60,000 shares issuable upon exercise of options.
(16)	Includes 43,248 shares issuable upon the conversion and exercise of the Series A Preferred Stock and warrants that are issuable upon the exercise of an option to purchase 0.320367 Preferred Units. Also includes 6,667 shares issuable upon exercise of options.

SERIES A PREFERRED STOCK

Name and Address of Beneficial Owner	Shares of Series A Preferred Stock Beneficially Owned
	Number(1)	Percentage(1)
Michael S. Falk(2) c/o Commonwealth Associates, L.P. 830 Third Avenue New York, NY 10022	212,761	39.5%

ComVest Management LLC(3) c/o Commonwealth Associates, L.P. 830 Third Avenue New York, NY 10022	165,900	33.7

ComVest Venture Partners, LP(4) c/o Commonwealth Associates, L.P. 830 Third Avenue New York, NY 10022	165,900	33.7

Robert Priddy(5) c/o Commonwealth Associates, L.P. 830 Third Avenue New York, NY 10022	100,000	21.5

RMC Capital, LLC c/o Commonwealth Associates, L.P. 830 Third Avenue New York, NY 10022	100,000	21.5

Commonwealth Associates Management Company, Inc.(6) c/o Commonwealth Associates, L.P. 830 Third Avenue New York, NY 10022	35,809	7.1

Commonwealth Associates, L.P.(7) 830 Third Avenue New York, NY 10022	35,809	7.1

Harold S. Blue(8)	3,203	*

David A. Brewer	—	—

Paul F. DePond	—	—

Gaylan I. Larson	—	—

Andrew Plevin	—	—

Gerald W. Rice	—	—

Michael Ballard	—	—

Inder Tallur	—	—

All directors and executive officers as a group (9 persons)	3,203	*

*	less than 1%
(1)

Applicable percentage of ownership is based on 461,000 shares of Series A Preferred Stock outstanding as of January 1, 2004, together with applicable warrants for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission, and includes voting and investment power with respect to shares. Shares of Series A Preferred Stock issuable upon exercise of options that are currently exercisable or are exercisable within 60 days after January 1, 2004, are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other shareholder.

(2)	Consists of (i) 140,000 shares held by ComVest Venture Partners, LP, (ii) 25,900 shares issuable to ComVest Venture Partners, LP, (iii) 35,809 shares issuable to Commonwealth Associates, L.P. and (iv) 11,052 shares issuable to Mr. Falk upon exercise of an option. Mr. Falk is a manager of ComVest Management LLC, which is the general partner of ComVest Venture Partners, LP, and a director of Commonwealth Associates Management Company, Inc., which is the general partner of Commonwealth Associates, L.P. Mr. Falk shares voting and dispositive power over the shares held by ComVest Venture Partners, LP and Commonwealth Associates, L.P.
(3)	Consists of 140,000 shares held by ComVest Venture Partners and 25,900 shares issuable to ComVest Venture Partners, LP. ComVest Management LLC is the general partner of ComVest Venture Partners, LP and shares voting and dispositive power over the shares held by ComVest Venture Partners, LP.
(4)	Includes 25,900 shares issuable upon the exercise of an option.
(5)	Consists of 1,000,000 shares held by RMC Capital, LLC. Mr. Priddy is a manager of RMC Capital, LLC and shares voting and dispositive power over these shares.
(6)	Consists of 35,809 shares issuable to Commonwealth Associates, L.P. Commonwealth Associates Management Company, Inc. is the general partner of Commonwealth Associates, L.P. and shares voting and dispositive power over the shares held by Commonwealth Associates, L.P.
(7)	Consists of 35,809 shares issuable upon the exercise of an option.
(8)	Consists of 3,203 shares issuable upon the exercise of an option.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our 1997 Stock Plan as of September 30, 2003.

	(a)	(b)	(c)
	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available or Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	3,294,451	$2.366	335,211
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	3,294,451	$2.366	335,211

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

November 2000 Private Placement

In November 2000, we sold in a private placement, 376,865 shares of common stock and warrants to purchase 188,424 shares of common stock for an aggregate purchase price of $1,225,000. Mr. Andrew H. Plevin, a member of our Board of Directors, purchased 76,916 shares of common stock and warrants to purchase 38,458 shares of common stock for an aggregate consideration of $250,000 in this private placement. The warrants consisted of two warrants to purchase 19,229 shares of common stock at $3.25 per share. We agreed to issue additional warrants and to decrease the exercise price of the warrants if we sold shares of our common stock in a capital raising transaction at a price below $3.25 per share prior to the earlier of (1) November 7, 2003 or (2) our calling our outstanding Class A warrants. In addition, we agreed to register for resale the common stock sold in the private placement and the common stock underlying the warrants.

In July 2001, Mr. Plevin agreed to waive his right to be issued additional warrants if we issued shares of our capital stock at a price below $3.25 per share with respect to the July 2001 private placement described below. In July 2001, the per share exercise price of Mr. Plevin’s two warrants decreased to $1.00 per share as a result of the July private placement and Mr. Plevin exercised his two warrants and received 38,458 shares of common stock for an aggregate purchase price of $38,458.

On July 20, 2001, 337,439 warrants were issued under the anti-dilution terms of the November 2000 private placement. 147,085 of these warrants were exercised in the period June 2002 through August 2002. 190,354 anti-dilution warrants with an exercise price of $0.01 are outstanding and expire on July 20, 2004. The remaining 74,983 three-year warrants issued with the November 2000 private placement expired on November 14, 2003.

July 2001 Private Placement

On July 20, 2001, we completed a preferred stock and warrant financing. In the financing, we sold shares of our Series A Preferred Stock convertible into an aggregate of 5,010,000 shares of our common stock and warrants to purchase an aggregate of 1,753,500 shares of common stock at an exercise price of $1.00 per share. The proceeds from the financing, net of the placement agent’s commission, were approximately $4,509,000.

We issued to ComVest Venture Partners, L.P. a warrant to purchase 118,151 shares of common stock on May 15, 2001 in connection with ComVest Venture Partners’ commitment to invest in the financing the difference between $5,000,000 and the aggregate amount of money invested by all other investors in the financing. In the financing, ComVest purchased approximately $1,400,000 of securities. In addition, we granted Commonwealth Associates, L.P., the placement agent for the financing, an option to purchase (i) shares of Series A Preferred Stock convertible into an aggregate of 926,850 shares of common stock and (ii) a warrant to purchase 324,397 shares of common stock.

Holders of our outstanding Series A Preferred Stock have the right to require us to redeem any unconverted shares of Series A Preferred Stock at any time and from time to time during the period from July 20, 2003 to July 25, 2004. The per share redemption price is $10.00 plus any accrued dividends. Subject to certain limitations set forth below, we have the option to pay the redemption price in cash or in shares of our common stock. If all holders of outstanding Series A preferred as of June 30, 2003 elected to redeem, the aggregate redemption price would total $4,610,000. The holders of Series A Preferred Stock have the option to receive the redemption price in cash or in shares of our common stock; provided, however, that we are not obligated to pay the redemption price in cash unless our Board of Directors unanimously approves such payment in cash, If all holders of outstanding Series A Preferred as of June 30, 2003 elected to redeem, the aggregate redemption price would total $4,610,000. If we fail to pay the entire redemption price far a cash redemption that is unanimously approved by our Board of Directors, the redemption price will be increased by five percent (5%) for each thirty (30) day period (and for a pro rata percentage for any portion thereof) during which we fail to make such payment, subject to certain periods during which we can cure our default.

If the holders of Series A Preferred Stock choose to receive the redemption price in shares of common stock, each holder of Series A Preferred Stock requesting redemption will receive that number of shares of common stock equal to (x) the aggregate redemption price owed to him divided by (y) the redemption conversion price, which is the greater of (i) the average closing bid price for a defined period of twenty (20) trading days and (ii) $0.50 per share. We may pay the redemption price in shares of our common stock, only if the shares of common stock are registered for resale under the Securities Act pursuant to an effective registration statement or may be sold without any volume or similar restriction and/or limitation under Rule 144 pursuant to Rule 144(k) of the Securities Act. If the shares of common stock do not meet this condition, the redemption conversion price will automatically be reduced by five percent (5%) and the redemption price increased by five percent (5%) for each thirty (30) day period (and for a pro rata percentage for any portion thereof) during which we are unable to satisfy the condition, subject to certain periods during which we can cure our default.

We agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of common stock underlying all securities issued in connection with the financing. Also, we agreed to appoint two designees of Commonwealth Associates, L.P. to our Board of Directors and caused the authorized number of directors on our Board of Directors to be no greater than six at the 2003 shareholders meeting. Messrs. Harold S. Blue and Inder Tallur are Commonwealth Associates’ designees to our Board of Directors. We have covenanted to provide Commonwealth Associates, L.P. with (i) finder’s fees in connection with certain future financings, (ii) observation rights of members of our Board of Directors and (iii) membership rights to committees of the Board of Directors.

We believe that all of the transactions set forth above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

COMPLIANCE WITH SECTION 16(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s executive officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the “SEC”) and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended September 30, 2003 all filing requirements applicable to its officers, directors and ten percent shareholders were fulfilled, except for the delinquent filings noted below.

Paul DePond and Gaylan Larson were each delinquent in the filing of their respective Form 4s relating to an option to purchase common stock granted to each of the named individuals.

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope that has been enclosed, at your earliest convenience.

The Board of Directors of

	By:	Gerald W. Rice
Secretary

Dated: February 17, 2004

Annex A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

NOTIFY TECHNOLOGY CORPORATION

PURPOSE:

The purpose of the Audit Committee of the Board of Directors (the “Board”) of Notify Technology Corporation (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s accounting policies and procedures, (iii) the Company’s compliance with legal and regulatory requirements, (iv) the independent auditor’s qualifications, independence and performance, (v) the Company’s disclosure controls and procedures and (vi) the Company’s internal controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Board with the results of the Audit Committee’s monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three members of the Board. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

•	At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review their assessment of adequacy of such controls and to review, before its release, the disclosure regarding such system of internal financial and accounting controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Exercising sole responsibility for appointing, compensating (including all audit engagement fees and terms), overseeing the work of, and terminating the services of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work and pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible) in accordance with the applicable requirements of the SEC and the Public Company Accounting Oversight Board (the “Oversight Board”);

•	Reviewing and providing guidance with respect to the external audit by (i) reviewing the independent auditors’ proposed audit scope and approach; (ii) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (iii) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC (which for purposes of the annual report shall include a recommendation as to whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K);

•	Directing the Company’s independent auditors to review, before filing with the SEC, the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditors’ services and audit committee members, member qualifications and activities;

•	Reviewing, approving and monitoring the Company’s code of ethics for its senior financial officers;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review at least annually of the Company’s risk management policies, including its investment policies;

•	Reviewing the Company’s compliance with employee benefit plans;

•	Overseeing and reviewing the Company’s policies regarding information technology and management information systems;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

•	Reviewing its own charter, structure, processes and membership requirements from time to time; and

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC.

MEETINGS:

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

REPORTS:

In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the Committee’s charter.

COMPENSATION:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

ANNUAL MEETING OF SHAREHOLDERS OF

Notify Technology Corporation

March 17, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

☐    20630300000000000000    0                                         031704

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	Election of Directors:				FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	☐ ☐	Paul F. DePond Michael K. Ballard	2. To ratify the appointment of Burr, Pilger & Mayer LLP as the Company’s independent auditors for the current fiscal year; and	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ ☐	Harold S. Blue David A. Brewer	3. To act on such other matters as may properly come before the meeting or any adjournment(s) thereof	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)	☐ ☐	Andrew H. Plevin Inder Tallur

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder                                                             Date:                              Signature of Shareholder                                                             Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

NOTIFY TECHNOLOGY CORPORATION

The undersigned shareholder(s) of Notify Technology Corporation, a California corporation, thereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated February 17, 2004, and hereby appoints Paul DePond and Gerald Rice, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, or represent the undersigned at the 2004 Annual Meeting of Shareholders of Notify technology Corporation to be held on March 17, 2004 at 10:00 a.m., local time, at the offices of Notify Technology Corporation, located at 1054 S. DeAnza Blvd., Suite #105, San Jose, CA 95129, and at any adjournment of postponement thereof, and to vote all shares of Notify Technology Corporation’s Common Stock and Series A Preferred Stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

(Continued and to be signed on the reverse side)